United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-CSR

                                Amendment No. 1

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-08359

     The Westport Funds
--------------------------------------------------------------------------------
(Exact name of registrant as specified in charter)

     235 Riverside Avenue, Westport, Connecticut 06880
--------------------------------------------------------------------------------
(Address of principal executive offices)             (Zip code)

Edmund H. Nicklin, Jr., 235 Riverside Avenue, Westport, Connecticut 06880
--------------------------------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code:  (888) 593-7878
                                                     ---------------------------
Date of fiscal year end:     12/31
                         --------------
Date of reporting period:    12/31/03
                          --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Westport Funds Annual Report


LETTER TO SHAREHOLDERS                                          January 12, 2004
================================================================================

Dear Fellow Shareholder:

The returns from the equity markets in 2003 were excellent and substantially better than we expected. This was in sharp contrast to the prior three years when results were negative as measured by the S&P 500 Index (S&P 500). The positive price appreciation last year reflects the accelerated pace of economic activity that became apparent when third quarter real Gross Domestic Product
(GDP) growth of 8.2% was reported, the fastest rate in nearly 20 years. Although returns from both Westport Funds ("Funds") approximated 30% for 2003, which is an excellent performance in most years, both Funds performed below their corresponding index benchmarks. Specifically, the Russell 2000 Index posted a total return of 47.3% versus 32.1% for the Westport Select Cap Fund and the Russell Midcap Index provided a total return of 40.1% in contrast to the 29.4% return recorded by the Westport Fund. While gains for equities are normal when the economy emerges from a downturn, both the timing and the magnitude of 2003's gains have been atypical.

The current economic recovery began in the fourth quarter of 2001 after negative real GDP was recorded in the first three quarters of that year. Economic growth has been much lower than in the typical recovery, averaging an annual rate of only 2.6% in the first seven quarters since the beginning of the recovery. During the recovery period, the stock market as measured by the S&P 500, recorded a loss, in contrast to normal positive returns. Investor concerns about corporate financial malfeasance and the possibility of economic deflation contributed significantly to these losses. The decreased incidence of corporate financial fraud at large companies during 2003 and the passage and implementation of the Sarbanes-Oxley Act of 2002 allayed investor concerns about accurate financial statements. Many leveraged companies saw their valuations in late 2002 depressed because, in a deflationary environment, they may face difficulty in servicing and refinancing their debts. Resolution of these two key concerns set the stage for the sharp stock market rebound in 2003.

                                TABLE OF RESULTS
                               THE WESTPORT FUNDS
                      TOTAL RETURNS* -- DECEMBER 31, 2003

----------------------------------------------------------------------------------------------------
                                                                                         SINCE
                                                                   FIVE YEARS         INCEPTION I
                                              ONE YEAR           ENDED 12/31/03       TO 12/31/03
FUND OR INDEX                              ENDED 12/31/03       (AVERAGE ANNUAL)    (AVERAGE ANNUAL)
----------------------------------------------------------------------------------------------------
Westport Select Cap Fund -- Class R ii          32.1%               14.5%                14.6%
Russell 2000(R)Index iv                         47.3%                7.1%                 5.5%
----------------------------------------------------------------------------------------------------
Westport Fund -- Class R iii                    29.4%               12.2%                12.2%
Russell Midcap(R)Index iv                       40.1%                7.2%                 7.7%
----------------------------------------------------------------------------------------------------

* The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Economic growth moved to a higher level in the third quarter of 2003 due to several key factors. Federal monetary and fiscal authorities initiated a number of stimulative actions, including thirteen reductions in the fed funds rate starting in late 2000 and an initial round of Federal income tax cuts initiated in 2001. These actions were taken to support the economy as it adjusted to the deflationary effects of the collapse of the internet / telecom bubble. In addition, the further substantial reduction in Federal income taxes enacted early in 2003, along with a weakening of the U.S. dollar, provided the boost to demand that finally lifted economic growth. Based on these aggressive actions, stock market investors gained confidence that the business cycle would finally enter the rapid recovery phase and robust corporate earnings would return.

The greatest beneficiaries of these actions were companies whose share prices were most depressed, primarily small companies losing money. It was these same companies that boosted 2003 benchmark index returns. It is interesting to note that if these companies are excluded from the Russell indices, their performance drops significantly. For example, excluding the approximate 500 money losing companies from the Russell 2000 index drops its 2003 return to 34.4%. Similarly, excluding the approximate 100 money losing companies from the Russell Midcap Index lowers the 2003 return to 36.9%. The price appreciation of these money losing companies accounts for a significant portion of both Funds' underperformance.

Because the investment strategy for the Westport Funds has always been to focus on attractive niche businesses, especially when they are available at favorable prices, it tends to exclude money losing companies, as attractive businesses are usually profitable. The success of this strategy has not gone unnoticed. In 2003, both Funds were selected to the Business Week Mutual Funds Scoreboard "A" List based upon five year returns adjusted for downside risk.v

PORTFOLIO COMMENTS

With the decline of deflation concerns and an increase in the likelihood of accelerating economic growth, investors in 2003 shifted their focus to higher risk companies. In this environment, it is not surprising that technology holdings were among the best performing portfolio positions in 2003. Three technology companies, held in both Funds, provided excellent appreciation last year - Fairchild Semiconductor Corp., Computer Associates International, Inc., and Texas Instruments, Inc. recorded gains of 133%, 102% and 96%, respectively. Sterling Financial Corp., a savings bank in the Pacific Northwest and a holding in both Funds, was the Funds' best performing bank, recording appreciation in excess of 100%.

In the Westport Select Cap Fund, the largest percentage gainer, at more than 260%, was Aspen Technology Inc., a software supplier to industrial process industries. Western Wireless Corp. (WWC), which offers wireless communications in the Western U.S. and certain foreign countries, nearly matched that gain with appreciation of 246%. WWC is an excellent example of a leveraged company whose share price rebounded in 2003 after being depressed by deflation concerns in 2002. Other companies within the Westport Select Cap Fund with appreciation exceeding 100% included

AdvancePCS,  AAR Corp.,  JLG Industries,  Inc. and PerkinElmer Inc. The Westport
Select  Cap  Fund  also  had  holdings  in  five  other   companies  with  price
appreciation greater than 80% last year. Looking at the Westport Fund, AdvancePCS recorded excellent performance, with appreciation exceeding 100%, while upscale retailer Neiman Marcus Group, Inc. and Precision Castparts Corp. both appreciated more than 80%. Veridian, Inc., an information technology company specializing in intelligence and national security projects, appreciated more than 60% in the first half after agreeing to be acquired by General Dynamics, Inc.

In 2003, merger and acquisition activity increased versus 2002 due to several factors - one, the interest rate on Treasury bills at a 45 year low of less than 1% and ten-year Treasury notes near 4%, and two, the prospect of second half economic acceleration. AdvancePCS, a pharmacy benefit manager and a top five holding in both Funds, gained more than 135% in 2003 when it agreed to merge with Caremark Rx, Inc., a provider of specialty medical and pharmacy benefit management services. Other acquisitions announced in 2003 in the Westport Select Cap Fund included: Dendrite International Inc.'s purchase of Synavant, Inc.; Sovereign Bank Corp.'s purchase of First Essex Corp., a commercial bank in the suburbs of Boston; and the purchase of JD Edwards, Inc., by PeopleSoft, Inc. Oracle Corp. is continuing its hostile bid for the combined operations of PeopleSoft, Inc. and JD Edwards, Inc. First Essex Corp. was initially purchased by the Westport Select Cap Fund in 1999, when it was selling for slightly above its book value, and has appreciated more than 250% in the intervening four years. Finally, Synopsys, Inc. completed its acquisition of Numerical Technologies, Inc., a small position in the Westport Fund in early 2003.

There were also some disappointments in 2003. If the contribution from AdvancePCS is excluded, the poorest performing industry group in both Funds in 2003 was health care, and the largest single loss was HealthSouth Corp., which was beset with legal and financial difficulties. A number of HealthSouth Corp.'s former financial executives pleaded guilty to falsifying financial statements and its former CEO is under criminal indictment for these activities. HealthSouth Corp.'s disappointing returns reduced the value of each Fund by approximately one percentage point during 2003. Hospital stocks were also relative underperformers in both Funds during 2003 after excellent performance the prior year. Concerns about admissions growth and the dramatic increases in charitable care admissions that generate expenses, but no revenue, were the primary reasons for the weak performance of this industry group. Faced with these concerns, investors moved to other groups where they perceived a greater sensitivity to economic recovery and fewer problems. In the Westport Fund, Schering Plough, Inc., a turn-around pharmaceutical manufacturer, and Lincare Holdings, Inc., a supplier of respiratory homecare, both reported negative returns last year. The performance of Lincare is attributable to the Medicare Prescription Drug, Improvement and Modernization Act of 2003, which included a surprise reduction in reimbursement rates for respiratory medications and oxygen provided to homecare patients. Other negative contributors held in both Funds included: Hilb, Rogal and Hamilton Company, an insurance broker that recorded a price decline in 2003, after a 45% gain in 2002; Insight Communications Corp., a regional cable TV company, suffering from operational miscues; and Duane Reade, Inc., the metropolitan New York drug store chain. In early 2004 it was announced that

Duane Reade, Inc. would be taken private. While Duane Reade's New York franchise is still valuable, the drug store business has been hurt by the growing use of mail order prescription fulfillment and the increased placement of pharmacies in alternate locations such as supermarkets. Hospital investments and Hilb, Rogal and Hamilton Company are significant holdings in both Funds and their disappointing returns in 2003 meaningfully contributed to the underperformance of both Funds relative to the Funds' respective benchmarks.

OUTLOOK

The outlook for equity markets for the first half of 2004 is favorable. Current valuation of equities is reasonable at a price earnings ratio of approximately 18 based on 2004 earnings estimates for all three S&P indices - S&P 500, S&P MidCap 400, S&P SmallCap 600. Although this ratio is somewhat above historical averages, below normal interest rates and inflation rates are an offset. Many economists expect the Federal Reserve to keep short term interest rates at current levels through much of 2004. In this environment, corporate earnings should be the primary determinant of stock price performance. Positive first half earnings surprises will likely come from companies that have pursued increased productivity through careful control of labor costs and capital investments. Also, earnings estimates for many companies are likely to be conservative. Many analysts and CEO's learned the perils of excessive optimism when the stock market bubble burst in 2000.

The outlook for the economy and the equity markets in the second half of this year is more complex. The recent Forecasting Survey for 2004 (Survey)vi in The Wall Street Journal projected average real GDP growth of 4.2%, which tails off sequentially from a peak of 4.5% in the first quarter. This forecasted sequential decline in growth reflects two major factors - one, the decreasing effect of prior Federal actions to stimulate demand and, two, the midyear 2004 anniversary of the 2003 Federal tax cut.

In a normal economic cycle, absorption of capacity during the initial recovery phase requires added demand be met by capital expenditures for new production facilities and the hiring of additional employees. In contrast, in this business cycle, a significant portion of the productive capacity installed during the boom years of the late 1990's, remains unabsorbed. Domestic capacity utilization stands at 76%, even though two years have passed since the end of the 2001 recession. As a result, in many industries current capital expenditures are directed at enhancing productivity, not the construction of new capacity. Even with 8.2% real growth in the third quarter of 2003 and a Survey estimate approaching 5% for the fourth quarter, employment gains are below those expected two years into a recovery. Companies have worked to minimize labor costs to keep corporate cost structures competitive, meeting incremental demand with increased productivity, thereby enhancing corporate profitability, not employment levels. The sustainability of economic growth at the level forecast in the Survey is questionable based on this type of corporate behavior. If the capacity adjustment process is not completed by mid-year, the economy will likely continue its recovery, however at a lower growth rate than currently forecast. Furthermore, it will be difficult to produce incremental demand to increase economic growth through government actions. Fiscal policy faces record Federal budget deficits and monetary authorities can reduce short term rates only to zero. Recent weakness in the U.S. dollar, primarily against European currencies, helps the capacity adjustment process by making domestic manufacturers more competitive, but exchange rates are determined in the marketplace. In fact, exchange rates for the U.S. dollar are a key risk for the economy and the markets this year.

We would like to take this opportunity to thank our shareholders for their continued support.

Sincerely,

/s/ Edmund H. Nicklin, Jr.              /s/ Andrew J. Knuth

Edmund H. Nicklin, Jr.                  Andrew J. Knuth

i The Class R shares of the Westport Fund and the Westport Select Cap Fund commenced operations on December 31, 1997.
ii The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 13.
iii The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 11.
iv The Russell 2000(R) Composite Stock Index, representing approximately 11% of the U.S. equity market, is an index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000(R) Index (an index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity markets). The Russell Midcap(R) Index is an index comprised of the 800 smallest companies in the Russell 1000(R) (an index of the 1,000 largest companies in the Russell 3000(R) Index). You should note that The Westport Funds are professionally managed mutual funds, which are subject to advisory fees and other expenses, while the indices are unmanaged and do not incur expenses.
v    Business Week, August 4, 2003.
vi   The Wall Street Journal, January 2, 2004.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            WESTPORT FUND - CLASS R, AND THE RUSSELL MIDCAP(R) INDEX

                                [GRAPHIC OMITTED]
                  ---------------------------------------------
                             Westport Fund - Class R
                          Average Annual Total Returns

                                                       Since
                  1 Year            5 Years          Inception*
                  29.36%             12.16%            12.17%
                  ---------------------------------------------
                  Westport Fund - Class R               $19,919
                  Russell Midcap(R) Index               $15,611
                  ---------------------------------------------

           Past performance is not predictive of future performance.


        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE WESTPORT SELECT CAP FUND - CLASS R AND THE RUSSELL 2000(R) INDEX

                                [GRAPHIC OMITTED]
                  ---------------------------------------------
                        Westport Small Cap Fund - Class R
                          Average Annual Total Returns

                                                        Since
                  1 Year            5 Years           Inception*
                  32.14%             14.47%             14.63%
                  ---------------------------------------------
                  Westport Select Cap Fund - Class R    $22,683
                  Russell 2000(R) Index                 $13,752
                  ---------------------------------------------

           Past performance is not predictive of future performance.


* The charts above represent the performance of Class R shares only, which may vary from the performance of Class I shares based on differences in expenses paid by shareholders in the different classes. The performance of the above Funds does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Commencement of operations of Class R shares was December 31, 1997. The Class I shares of the Westport Select Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

THE WESTPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
================================================================================

                                                                                                 WESTPORT
                                                                               WESTPORT         SELECT CAP
                                                                                 FUND              FUND
------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost ...................................................  $   24,517,600   $ 1,104,370,227
                                                                            ==============   ===============
   At market value (Note 2)...............................................  $   29,501,166   $ 1,495,017,386
Dividends receivable......................................................          12,157           409,403
Receivable for capital shares sold........................................         270,296         2,515,284

Receivable for securities sold............................................          28,396         5,044,429
Receivable from Adviser (Note 4)..........................................          25,729                --
Other assets..............................................................          14,881            16,844
                                                                            --------------   ---------------
   TOTAL ASSETS...........................................................      29,852,625     1,503,003,346
                                                                            --------------   ---------------

LIABILITIES
Payable for capital shares redeemed ......................................          74,155         2,620,934
Payable for securities purchased..........................................              --           535,275
Payable to affiliates (Note 4)............................................          11,055         1,434,612
Other accrued expenses and liabilities....................................          38,732           305,052
                                                                            --------------   ---------------
   TOTAL LIABILITIES......................................................         123,942         4,895,873
                                                                            --------------   ---------------
NET ASSETS ...............................................................  $   29,728,683   $ 1,498,107,473
                                                                            --------------   ---------------
Net assets consist of:
Paid-in capital...........................................................  $   24,769,942   $ 1,156,250,403
Accumulated net realized losses from security transactions................         (24,825)      (48,790,089)
Net unrealized appreciation on investments................................       4,983,566       390,647,159
                                                                            --------------   ---------------
Net assets................................................................  $   29,728,683   $ 1,498,107,473
                                                                            ==============   ===============

PRICING OF CLASS R SHARES
Net assets attributable to Class R shares.................................  $   25,569,688   $   456,640,896
                                                                            ==============   ===============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5)...........................       1,634,498        20,952,351
                                                                            ==============   ===============
Net asset value, offering price and redemption price per share (Note 2)...  $        15.64   $         21.79
                                                                            ==============   ===============
PRICING OF CLASS I SHARES
Net assets attributable to Class I shares.................................  $    4,158,995   $ 1,041,466,577
                                                                            ==============   ===============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5)...........................         266,821        47,364,953
                                                                            ==============   ===============

Net asset value, offering price and redemption price per share (Note 2)...  $        15.59   $         21.99
                                                                            ==============   ===============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF OPERATIONS
DECEMBER 31, 2003
================================================================================

                                                                                              WESTPORT
                                                                             WESTPORT        SELECT CAP
                                                                               FUND             FUND
========================================================================================================
INVESTMENT INCOME
   Dividends ..........................................................   $     141,960    $   6,202,249
   Interest ...........................................................           8,030          996,934
                                                                          -------------    -------------
   Total Investment Income ............................................         149,990        7,199,183
                                                                          -------------    -------------

EXPENSES
   Investment advisory fees (Note 4) ..................................         201,314       11,997,362
   Shareholder servicing fees, Class R (Note 4) .......................          14,000          512,780
   Transfer agent fees, Class R (Note 4) ..............................          23,200          435,400
   Transfer agent fees, Class I (Note 4) ..............................          12,000          100,400
   Administration fees (Note 4) .......................................          22,655          432,788
   Professional fees ..................................................          78,020           82,017
   Custodian fees .....................................................           9,990          112,800
   Accounting services fees (Note 4) ..................................          30,000           73,200
   Shareholder reporting costs ........................................           7,000           62,500
   Insurance expense ..................................................           7,923           44,895
   Postage and supplies ...............................................           8,962           25,020
   Trustees' fees and expenses ........................................          18,999           18,999
   Registration fees, Common ..........................................             555           27,784
   Registration fees, Class R .........................................          12,332           25,250
   Registration fees, Class I .........................................          12,184           21,620
   Other expenses .....................................................           1,500           20,487
                                                                          -------------    -------------
           TOTAL EXPENSES .............................................         460,634       13,993,302
   Fees waived by the Adviser (Note 4) ................................        (125,108)              --
                                                                          -------------    -------------
           NET EXPENSES ...............................................         335,526       13,993,302
                                                                          -------------    -------------

NET INVESTMENT LOSS ...................................................        (185,536)      (6,794,119)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized losses from security transactions .....................         (10,584)     (36,990,420)
   Net change in unrealized appreciation/depreciation on investments...       6,137,572      400,041,455
                                                                          -------------    -------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ......................       6,126,988      363,051,035
                                                                          -------------    -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ............................   $   5,941,452    $ 356,256,916
                                                                          =============    =============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================


                                                                          WESTPORT FUND                 WESTPORT SELECT CAP FUND
                                                             -----------------------------------------------------------------------
                                                                 FOR THE YEAR      FOR THE YEAR     FOR THE YEAR       FOR THE YEAR
                                                                    ENDED             ENDED            ENDED              ENDED
                                                                 DECEMBER 31,      DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
                                                                     2003              2002             2003               2002
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment loss ..................................... $      (185,536)  $      (166,394) $    (6,794,119)   $    (6,061,796)
   Net realized gains (losses) from security transactions...         (10,584)           13,740      (36,990,420)       (11,014,745)
   Net change in unrealized appreciation/depreciation
     on investments ........................................       6,137,572        (3,685,909)     400,041,455       (165,361,434)
                                                             ---------------   ---------------  ---------------    ---------------
Net increase (decrease) in net assets from operations ......       5,941,452        (3,838,563)     356,256,916       (182,437,975)
                                                             ---------------   ---------------  ---------------    ---------------

FROM CAPITAL SHARE TRANSACTIONS:
CLASS R
   Proceeds from shares sold ...............................       9,711,993        14,733,331      127,377,797        275,747,522
   Payments for shares redeemed ............................      (5,513,284)       (6,717,616)     (93,717,553)      (116,427,909)
                                                             ---------------   ---------------  ---------------    ---------------
Net increase in net assets from Class R
  share transactions .......................................       4,198,709         8,015,715       33,660,244        159,319,613
                                                             ---------------   ---------------  ---------------    ---------------

CLASS I
   Proceeds from shares sold ...............................         535,916         2,380,223      244,960,076        325,869,080
   Payments for shares redeemed ............................        (268,937)       (8,207,058)    (134,924,265)      (186,216,762)
                                                             ---------------   ---------------  ---------------    ---------------
Net increase (decrease) in net assets from Class I
   share transactions .....................................          266,979        (5,826,835)     110,035,811        139,652,318
                                                             ---------------   ---------------  ---------------    ---------------
Net increase in net assets from capital share transactions..       4,465,688         2,188,880      143,696,055        298,971,931
                                                             ---------------   ---------------  ---------------    ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ....................      10,407,140        (1,649,683)     499,952,971        116,533,956

NET ASSETS:
   Beginning of year .......................................      19,321,543        20,971,226      998,154,502        881,620,546
                                                             ---------------   ---------------  ---------------    ---------------
   End of year ............................................. $    29,728,683   $    19,321,543  $ 1,498,107,473    $   998,154,502
                                                             ===============   ===============  ===============    ===============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS

==================================================================================================================================
                                                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==================================================================================================================================
                                                                                          CLASS R
                                                     -----------------------------------------------------------------------------
                                                          FOR THE        FOR THE       FOR THE        FOR THE        FOR THE
                                                            YEAR           YEAR          YEAR           YEAR           YEAR
                                                           ENDED          ENDED         ENDED          ENDED          ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                           2003            2002          2001           2000            1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..............   $       12.09  $       14.55  $        4.37  $       14.75  $       11.22
                                                      -------------  -------------  -------------  -------------  -------------
Income (loss) from investment operations:
   Net investment loss ............................           (0.10)         (0.10)         (0.08)         (0.04)         (0.08)
   Net realized and unrealized gains (losses)
     on investments ...............................            3.65          (2.36)          0.65           1.35           5.21
                                                      -------------  -------------  -------------  -------------  -------------
Total from investment operations ..................            3.55          (2.46)          0.57           1.31           5.13
                                                      -------------  -------------  -------------  -------------  -------------
Less distributions:
   From net realized gains ........................              --             --          (0.39)         (1.69)         (1.60)
                                                      -------------  -------------  -------------  -------------  -------------

Net asset value at end of year ....................   $       15.64  $       12.09  $       14.55  $       14.37  $       14.75
                                                      =============  =============  =============  =============  =============

Total return ......................................           29.36%        (16.91%)         3.99%          8.68%         46.13%
                                                      =============  =============  =============  =============  =============

Net assets at end of year (000's) .................   $      25,570  $      16,434     $   11,737  $      15,281  $      10,219
                                                      =============  =============  =============  =============  =============

Ratio of net expenses to average net assets .......            1.50%          1.50%          1.50%          1.50%          1.50%

Ratio of gross expenses to average net assets(A) ..            1.99%          1.76%          1.63%          1.91%          2.67%

Ratio of net investment loss to average net assets.           (0.83%)        (0.80%)        (0.54%)        (0.35%)        (0.81%)

Portfolio turnover rate ...........................               9%            40%            15%            48%            68%


(A) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS

=======================================================================================================
                                          PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------
                                                                             CLASS I
                                                            -------------------------------------------
                                                            FOR THE YEAR   FOR THE YEAR  FOR THE PERIOD
                                                                ENDED         ENDED          ENDED
                                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                2003          2002          2001(A)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..................   $      12.05  $      14.55  $      14.96
                                                            ------------  ------------  ------------
Income (loss) from investment operations:
   Net investment loss ..................................          (0.11)        (0.15)        (0.06)

   Net realized and unrealized gains (losses) on
      investments .......................................          3.65         (2.35)         0.04
                                                            ------------  ------------  ------------
Total from investment operations ........................           3.54         (2.50)        (0.02)
                                                            ------------  ------------  ------------
Less distributions:
   From net realized gains ..............................              -             -         (0.39)
                                                            ------------  ------------  ------------

Net asset value at end of period ........................   $      15.59  $      12.05  $      14.55
                                                            ============  ============  ============

Total return ............................................         29.38%       (17.18%)       (0.11%)(B)
                                                            ============  ============  ============

Net assets at end of period (000's) .....................   $      4,159  $      2,888  $      9,234
                                                            ============  ============  ============

Ratio of net expenses to average net assets .............           1.50%         1.50%         1.50% (C)

Ratio of gross expenses to average net assets(D) ........           2.42%         2.08%         1.91% (C)

Ratio of net investment loss to average net assets ......          (0.83%)       (0.81%)       (0.54%)(C)

Portfolio turnover rate .................................              9%           40%           15% (C)


(A) Represents the period from the commencement of operations (February 9, 2001) through December 31, 2001.
(B)  Not annualized.
(C)  Annualized.
(D) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
FINANCIAL HIGHLIGHTS

==================================================================================================================================
                                                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS R
                                                   -------------------------------------------------------------------------------
                                                        FOR THE          FOR THE         FOR THE         FOR THE        FOR THE
                                                          YEAR             YEAR            YEAR            YEAR           YEAR
                                                         ENDED            ENDED           ENDED           ENDED          ENDED
                                                      DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                          2003             2002            2001            2000           1999
----------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ...........   $        16.49  $        19.45  $        18.23  $        16.47  $       11.54
                                                   --------------  --------------  --------------  --------------  -------------
Income (loss) from investment operations:
   Net investment income (loss) ................            (0.13)          (0.12)          (0.05)           0.02          (0.03)

   Net realized and unrealized gains (losses)
     on investments ............................             5.43           (2.84)           1.55            2.22           4.96
                                                   --------------  --------------  --------------  --------------  -------------
Total from investment operations ...............             5.30           (2.96)           1.50            2.24           4.93
                                                   --------------  --------------  --------------  --------------  -------------
Less distributions:
   From net investment income ..................               --              --              --           (0.03)            --
   From net realized gains .....................               --              --           (0.28)          (0.45)            --
                                                   --------------  --------------  --------------  --------------  -------------
Total distributions ............................               --              --           (0.28)          (0.48)            --
                                                   --------------  --------------  --------------  --------------  -------------

Net asset value at end of year .................   $        21.79  $        16.49  $        19.45  $        18.23  $       16.47
                                                   ==============  ==============  ==============  ==============  =============

Total return ...................................           32.14%         (15.22%)          8.22%          13.60%         42.72%
                                                   ==============  ==============  ==============  ==============  =============

Net assets at end of year (000's) ..............   $      456,641  $      314,404  $      209,605  $      110,423  $      79,851
                                                   ==============  ==============  ==============  ==============  =============

Ratio of net expenses to average net assets ....            1.34%           1.29%           1.24%           1.27%          1.43%

Ratio of gross expenses to average net assets...            1.34%           1.29%           1.24%           1.27%          1.43%

Ratio of net investment income (loss) to
  average net assets ...........................           (0.74%)         (0.74%)         (0.33%)          0.13%         (0.33%)

Portfolio turnover rate ........................              12%              4%             11%             15%            10%

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
FINANCIAL HIGHLIGHTS

==================================================================================================================================
                                                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS I
                                                   -------------------------------------------------------------------------------
                                                        FOR THE          FOR THE        FOR THE         FOR THE         FOR THE
                                                          YEAR             YEAR           YEAR            YEAR            YEAR
                                                         ENDED            ENDED          ENDED           ENDED           ENDED
                                                     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                         2003             2002           2001            2000            1999
----------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ...........   $        16.59  $        19.53  $        18.28  $        16.50  $       11.55
                                                   --------------  --------------  --------------  --------------  ---------------
Income (loss) from investment operations:
   Net investment income (loss) ................            (0.09)          (0.09)          (0.03)           0.03          (0.01)

Net realized and unrealized gains (losses)
   on investments ..............................             5.49           (2.85)           1.56            2.23           4.96
                                                   --------------  --------------  --------------  --------------  ---------------
Total from investment operations ...............             5.40           (2.94)           1.53            2.26           4.95
                                                   --------------  --------------  --------------  --------------  ---------------

Less distributions:
   From net investment income ..................               --              --              --           (0.03)            --
   From net realized gains .....................               --              --           (0.28)          (0.45)            --
                                                   --------------  --------------  --------------  --------------  ---------------
Total distributions ............................               --              --           (0.28)          (0.48)            --
                                                   --------------  --------------  --------------  --------------  ---------------

Net asset value at end of year .................   $        21.99  $        16.59  $        19.53  $        18.28  $       16.50
                                                   ==============  ==============  ==============  ==============  ===============

Total return ...................................           32.55%         (15.05%)          8.36%          13.69%         42.86%
                                                   ==============  ==============  ==============  ==============  ===============

Net assets at end of year (000's) ..............   $    1,041,467  $      683,751  $      672,016  $      448,269  $     205,507
                                                   ==============  ==============  ==============  ==============  ===============
Ratio of net expenses to average net assets ....            1.09%           1.07%           1.13%           1.14%          1.24%

Ratio of gross expenses to average net
  assets .......................................            1.09%           1.07%           1.13%           1.14%          1.24%
Ratio of net investment income (loss) to average
  net assets ...................................           (0.49%)         (0.53%)         (0.21%)          0.26%         (0.13%)

Portfolio turnover rate ........................              12%              4%             11%             15%            10%


See accompanying notes to financial statements.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003
================================================================================

1. ORGANIZATION

The Westport Funds (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act), as a diversified, no-load, open-end management investment company. The Trust was organized as a Delaware business trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate series: the Westport Fund and the Westport Select Cap Fund (formerly, the Westport Small Cap Fund) (the Funds). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on December 31, 1997.

The Westport Fund seeks a return composed of primarily capital appreciation and secondarily current income. The Fund seeks to achieve its investment objective by investing the majority of its assets in undervalued equity securities of attractive mid capitalization companies. Amid capitalization company has a market capitalization between $2 billion and $10 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will be in the mid capitalization range.

The Westport Select Cap Fund seeks long-term capital appreciation. The Fund seeks to achieve its investment objective by investing at least 65% of its net assets in the equity securities of small capitalization companies. Asmall capitalization company has market capitalization of $2 billion or less at the time of the Fund's initial investment. Companies whose capitalization exceeds $2 billion after purchase by the Fund will continue to be considered small cap for purposes of this 65% limitation. Even after the market capitalization of a small cap company exceeds $2 billion, the Adviser may determine that the company continues to present a significant investment opportunity. In such instances, as long as the company's market capitalization does not exceed $4 billion, the Fund may add to an existing position in that company's securities by purchasing additional shares. Any such additional securities purchases will be considered purchases of small cap securities with respect to the 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund's assets and has the same rights, except that
(i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable. The Class I shares of the Westport Select Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Trust's significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Dividends arising from net investment income, if any, are declared and paid annually. Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are distributed at least annually.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Funds paid no distributions for the years ended December 31, 2003, and December 31, 2002.

The following information is computed on a tax basis for each item for the year ended December 31, 2003:

================================================================================
                                                   WESTPORT          WESTPORT
                                                     FUND       SELECT CAP FUND
================================================================================
Capital loss carryforward ................   $        (4,444)   $   (47,184,598)
Gross unrealized appreciation ............         7,543,253        440,137,535
Gross unrealized depreciation ............        (2,573,928)       (51,095,867)
Post-October losses* .....................            (6,140)                --
                                             ---------------    ---------------
Total accumulated earnings ...............   $     4,958,741    $   341,857,070
                                             ---------------    ---------------
Federal income tax cost* .................   $    24,531,841    $ 1,105,975,718
                                             ===============    ===============
================================================================================

* The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principals generally accepted in the United States of America. Post-October losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

As  of  December  31,  2003,   the  Funds  have  the   following   capital  loss
carryforwards:

================================================================================
                                     AMOUNT         EXPIRATION DATE
================================================================================
Westport Fund .................   $      4,444           2011
Westport Select Cap Fund.......   $ 11,729,755           2010
Westport Select Cap Fund.......   $ 35,454,843           2011
================================================================================

These capital loss carryforwards may be used to offset future gains, if any, prior to distributing such gains to shareholders.

Reclassification of capital accounts - As of December 31, 2003, the Funds made reclassifications of net investment loss as follows:

--------------------------------------------------------------------------------
                                           UNDISTRIBUTED
                                        NET INVESTMENT LOSS    PAID-IN CAPITAL
--------------------------------------------------------------------------------

Westport Fund.......................       $    185,536         $   (185,536)

Westport Select Cap Fund............       $  6,794,119         $ (6,794,119)

--------------------------------------------------------------------------------

The above reclassifications have no effect on the Funds' net assets or net asset value per share.

3.   INVESTMENT TRANSACTIONS

For the year ended December 31, 2003, cost of purchases and proceeds from sales of portfolio securities, other than shortterm investments, amounted to $5,044,251 and $1,846,469, respectively, for the Westport Fund, and $283,280,408 and $133,880,928, respectively, for the Westport Select Cap Fund.

4.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of Westport Advisers, LLC (the Adviser), Integrated Fund Services, Inc. (IFS), the
administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or IFS Fund Distributors, Inc., the Funds' principal underwriter.

INVESTMENT ADVISORY AGREEMENT

The Funds' investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of average daily net assets for the Westport Fund, and at an annual rate of 1.00% of average daily net assets for the Westport Select Cap Fund.

Pursuant to a written contract between the Adviser and the Funds, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of each Fund (other than brokerage commissions, extraordinary items, interest and taxes) to the extent "Total Annual Fund Operating Expenses" for each class exceed 1.50% of the Fund's average daily net assets attributable to that class of shares (the "Expense Limitation Agreement"). The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through December 31, 2003. In order to voluntarily reduce operating expenses of the Westport Fund during the year ended December 31, 2003, the Adviser waived $125,108 of its investment advisory fees for the Fund.

ADMINISTRATION AGREEMENT

Under the terms of an Administration Agreement, IFS supplies non-investment related administrative and compliance services for the Funds. IFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee from each Fund based on each Fund's respective average daily net assets, subject to a minimum monthly fee.

TRANSFER AGENT AGREEMENT

Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee from each Fund based on the number of shareholder accounts in each class, subject to a minimum monthly fee for each class of shares. In addition, each Fund pays IFS outof- pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, IFS receives a monthly fee from each Fund. In addition, each Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of such Fund's portfolio securities.

SHAREHOLDER SERVICES PLAN

The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services and transfer agent services not otherwise provided by the Funds' transfer agent, IFS. For these services, each Fund pays the servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the servicing agent maintains a servicing relationship. For the year ended December 31, 2003, shareholder servicing fees of $14,000 and $512,780 were paid by Class R shares of the Westport Fund and the Westport Select Cap Fund, respectively, and transfer agent fees of $11,201 and $383,177 were paid by Class R shares of the Westport Fund and the Westport Select Cap Fund, respectively.

Under a transfer agent servicing agreement adopted by the Trust with respect to Class I shares of the Westport Select Cap Fund, for which the Trust receives certain services not otherwise provided by the Funds' transfer agent, IFS, transfer agent servicing fees of $40,758 were paid by Class I shares of the Westport Select Cap Fund for the year ended December 31, 2003.

DISTRIBUTION AGREEMENT

The Trust has entered into a Distribution Agreement on behalf of the Funds with IFS Fund Distributors, Inc. (the Distributor). Pursuant to the Distribution Agreement, the Distributor acts as principal underwriter of each Fund's shares. The Distributor receives no compensation for its services and is an affiliate of IFS.

5. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions:

====================================================================================================
                                                   WESTPORT FUND          WESTPORT SELECT CAP FUND
                                           =========================================================
                                            FOR THE YEAR   FOR THE YEAR  FOR THE YEAR   FOR THE YEAR
                                               ENDED          ENDED         ENDED          ENDED
                                              DEC. 31,       DEC. 31,      DEC. 31,       DEC. 31,
                                                2003           2002          2003           2002
====================================================================================================
CLASS R
Shares sold ............................       693,969      1,070,742      7,135,509     14,909,595
Shares redeemed ........................      (418,634)      (518,505)    (5,250,711)    (6,618,548)
                                            ----------     ----------     ----------     ----------
Net increase in shares outstanding .....       275,335        552,237      1,884,798      8,291,047
Shares outstanding, beginning of year...     1,359,163        806,926     19,067,553     10,776,506
                                            ----------     ----------     ----------     ----------
Shares outstanding, end of year ........     1,634,498      1,359,163     20,952,351     19,067,553
                                            ==========     ==========     ==========     ==========

CLASS I
Shares sold ............................        48,362        171,309     13,327,513     17,266,771
Shares redeemed ........................       (21,231)      (566,307)    (7,171,314)   (10,467,943)
                                            ----------     ----------     ----------     ----------
Net increase (decrease) in shares
   outstanding .........................        27,131       (394,998)     6,156,199      6,798,828
Shares outstanding, beginning of year...       239,690        634,688     41,208,754     34,409,926
                                            ----------     ----------     ----------     ----------
Shares outstanding, end of year ........       266,821        239,690     47,364,953     41,208,754
                                            ==========     ==========     ==========     ==========
====================================================================================================

6.   MANAGEMENT OF THE TRUST (UNAUDITED)

Listed in the charts below is basic information regarding the Trustees and officers of the Westport Funds (the Trust).

                            CURRENT POSITION                              NUMBER OF FUNDS
                             WITH TRUST AND       PRINCIPAL OCCUPATION(S)     OVERSEEN            OTHER
NAME/ADDRESS/AGE         LENGTH OF TIME SERVED     DURING LAST 5 YEARS      WITHIN TRUST       DIRECTORSHIPS
============================================================================================================

DISINTERESTED TRUSTEES:

RAYMOND J. ARMSTRONG       Trustee                 retired                      2                  none
253 Riverside Avenue       12/31/97 - present
Westport, CT  06880
Age - 78

STEPHEN E. MILMAN          Trustee                 retired                      2                  none
253 Riverside Avenue       12/31/97 - present
Westport, CT 06880
Age - 66

D. BRUCE SMITH, II         Trustee                 retired                      2                  none
253 Riverside Avenue       12/31/97 - present
Westport, CT 06880
Age - 65

INTERESTED TRUSTEES*:

EDMUND H. NICKLIN, JR.     Trustee and President   Managing Director,           2          Lake Huron Cellular Corp.
253 Riverside Avenue       12/31/97 - present      Westport Advisers LLC;                  Director and President
Westport, CT 06880                                 Executive Vice                          4/91 - present
Age - 57                                           President, Westport
                                                   Asset Management, Inc.

RONALD H. OLIVER           Trustee, Executive      Managing Director,           2                   none
253 Riverside Avenue       Vice President,         Westport Advisers LLC;
Westport, CT 06880         Secretary               President, Westport
Age - 75                   12/31/97 - present      Asset Management, Inc.

* All Interested Trustees are "interested persons" of the Funds as defined in the Investment Company Act of 1940 by virtue of their interest in the investment adviser.

                            CURRENT POSITION                               NUMBER OF FUNDS
                             WITH TRUST AND        PRINCIPAL OCCUPATION(S)     OVERSEEN            OTHER
NAME/ADDRESS/AGE         LENGTH OF TIME SERVED      DURING LAST 5 YEARS      WITHIN TRUST       DIRECTORSHIPS
=============================================================================================================
OFFICERS OF THE TRUST:

ANDREW J. KNUTH             Executive Vice          Managing Director,           n/a                 n/a
253 Riverside Avenue        President               Westport Advisers LLC;
Westport, CT 06880                                  Chairman, Westport
Age - 65                                            Asset Management, Inc.

TERRY A. WETTERGREEN
253 Riverside Avenue        Vice President and      Vice President               n/a                 n/a
Westport, CT 06880          Treasurer               Operations, Westport
Age - 53                                            Advisers, LLC

RUSSELL M. LYNCH            Vice President and      Vice President               n/a                 n/a
253 Riverside Avenue        Assistant Secretary     Marketing, Westport
Westport, CT 06880                                  Advisers, LLC
Age - 54

Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilites of their office, or until he or she resigns from office.

The Statement of Additional  Information  contains additional  information about
the  Trustees  and  is  available   without   charge  upon  request  by  calling
1-888-593-7878.

7.   PORTFOLIO HOLDINGS

A complete listing of the portfolio holdings of each of the Funds, in the form normally presented in annual and semiannual reports, will be available on the Funds' website, www.westportfunds.com, within thirty days following the end of each calendar quarter. Interested investors can request a hard copy of that information, free of charge, by calling 1-888- 593-7878.

WESTPORT FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
================================================================================
                                                                      MARKET
COMMON STOCKS -- 93.0%                                    SHARES       VALUE
--------------------------------------------------------------------------------

BROADCASTING/CABLE TV/ADVERTISING -- 9.1%
Comcast Corp. - Class A(a) .......................         7,823   $    257,142

Cox Radio, Inc. - Class A(a) .....................        35,000        883,050
Insight Communications Company, Inc.(a) ..........        60,000        618,600
Interpublic Group of Companies, Inc.(a) ..........        60,000        936,000
                                                                   ------------
                                                                      2,694,792
                                                                   ------------

BUSINESS PRODUCTS & SERVICES -- 19.6%
American Management Systems, Inc.(a) .............        30,200        455,114
ChoicePoint, Inc.(a) .............................        20,000        761,800
Computer Associates International, Inc. ..........        41,000      1,120,939
DST Systems, Inc.(a) .............................        23,000        960,480
MRO Software, Inc.(a) ............................        38,000        511,480
Parametric Technology Corp.(a) ...................        70,000        275,800
Reynolds & Reynolds Company (The) - Class A ......        14,000        406,700
Synopsys, Inc.(a) ................................        30,600      1,033,056
TriZetto Group, Inc.(a) ..........................        45,600        294,120
                                                                   ------------
                                                                      5,819,489
                                                                   ------------

CHEMICALS -- 3.1%
Praxair, Inc. ....................................        24,000        916,800
                                                                   ------------

COMMUNICATIONS EQUIPMENT & SERVICES -- 3.0%
Rockwell Collins, Inc. ...........................        30,000        900,900
                                                                   ------------

CONSUMER PRODUCTS & SERVICES -- 12.0%
American Eagle Outfitters, Inc.(a) ...............        25,000        410,000
Big Lots, Inc.(a) ................................        18,100        257,201
Del Monte Foods Company(a) .......................        50,000        520,000
Duane Reade, Inc.(a) .............................         7,000        118,440
J.M. Smucker Company (The) .......................        23,154      1,048,645
Neiman Marcus Group, Inc. - Class B(a) ...........        24,500      1,225,000
                                                                   ------------
                                                                      3,579,286
                                                                   ------------

HEALTH CARE PRODUCTS & SERVICES -- 15.4%
AdvancePCS(a) ....................................        25,000      1,316,500
Laboratory Corporation of America Holdings(a) ....        27,500      1,016,125
Lincare Holdings, Inc.(a) ........................        24,000        720,720
Triad Hospitals, Inc.(a) .........................        12,321        409,920
Universal Health Services, Inc. - Class B ........        21,000      1,128,120
                                                                   ------------
                                                                      4,591,385
                                                                   ------------

INDUSTRIAL SPECIALTY PRODUCTS -- 8.1%
Fairchild Semiconductor Corp.(a) .................        28,500        711,645
FEI Company(a) ...................................        12,000        270,000
Precision Castparts Corp. ........................        15,000        681,150
Texas Instruments, Inc. ..........................        25,064        736,380
                                                                   ------------
                                                                      2,399,175
                                                                   ------------

WESTPORT FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

================================================================================
                                                                      MARKET
COMMON STOCKS -- 93.0% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------

INSURANCE -- 3.8%
Arthur J. Gallagher & Company ....................        10,000   $    324,900
Hilb, Rogal & Hamilton Company ...................        25,400        814,578
                                                                   ------------
                                                                      1,139,478
                                                                   ------------
MEDICAL PRODUCTS & SERVICES -- 2.0%
Bristol-Myers Squibb Company .....................         8,000        228,800
Schering-Plough Corp .............................        21,000        365,190
                                                                   ------------
                                                                        593,990
OIL & GAS PRODUCERS -- 2.7%
Pogo Producing Company ...........................        16,500        796,950
                                                                   ------------

OIL & GAS SERVICES -- 1.2%
Helmerich & Payne, Inc. ..........................        13,200        368,676
                                                                   ------------

REGIONAL BANKS & THRIFTS -- 7.4%
Cullen/Frost Bankers, Inc. .......................        25,000      1,014,250
First Niagara Financial Group, Inc. ..............        10,000        149,100
National Commerce Financial Corp. ................        20,000        545,600
Sterling Financial Corp.(a) ......................        14,641        501,161
                                                                   ------------
                                                                      2,210,111
                                                                   ------------

TRANSPORTATION -- 1.7%
FedEx Corp. ......................................         7,500        506,250
                                                                   ------------

Other-- 3.9% .....................................                    1,161,475
                                                                   ------------

TOTAL COMMON STOCKS (Cost $22,695,336) ...........                 $ 27,678,757
                                                                   ------------

MONEY MARKETS -- 2.8%
First American Treasury (Cost $823,690) ..........       823,690        823,690
                                                                   ------------

                                                                      MARKET
U.S. GOVERNMENT TREASURY OBLIGATIONS-- 3.4%            PAR VALUE       VALUE
================================================================================
Treasury Bill, 0.943%, 2/19/04 ...................    $  500,000   $    499,451
Treasury Bill, 0.927%, 3/4/04 ....................       500,000        499,268
                                                                   ------------
TOTAL U.S. GOVERNMENT TREASURY OBLIGATIONS
(Cost $998,574) ..................................                 $    998,719
                                                                   ------------
TOTAL INVESTMENT SECURITIES -- 99.2%
(Cost $24,517,600) ...............................                 $ 29,501,166

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8% ....                      227,517
                                                                   ------------
NET ASSETS -- 100.0% .............................                 $ 29,728,683
                                                                   ============

(a) Non-income producing security.

See accompanying notes to financial statements.
                                                                              21

WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003
================================================================================
                                                                      MARKET
COMMON STOCKS-- 94.4%                                     SHARES       VALUE
--------------------------------------------------------------------------------
BROADCASTING/CABLE TV/ADVERTISING-- 9.0%
Beasley Broadcast Group, Inc.(a) .................       460,400   $  7,564,372
Cox Radio, Inc. - Class A(a) .....................       937,300     23,648,079
Emmis Communications Corp.(a) ....................     1,728,200     46,747,810
Insight Communications Company, Inc.(a) ..........     2,042,050     21,053,536
Salem Communications Corp.(a) ....................       596,925     16,188,606
Young Broadcasting, Inc.(a) ......................     1,003,100     20,102,124
                                                                   ------------
                                                                    135,304,527
                                                                   ------------
BUSINESS PRODUCTS & SERVICES -- 15.8%
American Management Systems, Inc.(a) .............     1,444,460     21,768,012
Arbitron, Inc.(a) ................................       241,000     10,054,520
Ariba, Inc.(a) ...................................     1,097,600      3,292,800
Aspen Technology, Inc.(a) ........................       403,467      4,139,571
Ceridian Corp.(a) ................................       660,000     13,820,400
Computer Associates International, Inc. ..........     1,500,000     41,010,000
IMS Health, Inc. .................................       850,526     21,144,076
Map Info Corp.(a) ................................     1,096,800     11,055,744
MatrixOne, Inc.(a) ...............................     1,075,000      6,622,000
MRO Software, Inc.(a) ............................       539,700      7,264,362
PeopleSoft, Inc.(a) ..............................     1,088,088     24,808,406
Perot Systems Corp. - Class A(a) .................     1,523,800     20,540,824
Reynolds & Reynolds Company (The) - Class A ......       303,600      8,819,580
Synopsys, Inc.(a) ................................     1,067,500     36,038,800
TriZetto Group, Inc.(a) ..........................     1,099,400      7,091,130
                                                                   ------------
                                                                    237,470,225
                                                                   ------------
CHEMICALS -- 0.9%
Airgas, Inc. .....................................       660,900     14,196,132
                                                                   ------------

COMMUNICATIONS EQUIPMENT & SERVICES -- 1.9%
General Communication, Inc. - Class A(a) .........       839,450      7,303,215
Western Wireless Corp.(a) ........................     1,114,540     20,462,954
                                                                   ------------
                                                                     27,766,169
                                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 11.3%
Applebee's International, Inc. ...................       442,200     17,365,194
Big Lots, Inc.(a) ................................     1,596,106     22,680,666
Constellation Brands, Inc.(a) ....................       454,800     14,976,564
Del Monte Foods Company(a) .......................     1,855,000     19,292,000
Duane Reade, Inc.(a) .............................       783,800     13,261,896
Gaylord Entertainment Company(a) .................       850,000     25,372,500
Orient-Express Hotels Ltd. - Class A .............       979,100     16,086,613
Ruby Tuesday, Inc ................................       890,200     25,361,798
Saks, Inc.(a) ....................................       969,900     14,587,296
                                                                   ------------
                                                                    168,984,527
                                                                   ------------

WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003
================================================================================
                                                                      MARKET
COMMON STOCKS -- 94.4%(CONTINUED)                         SHARES       VALUE
--------------------------------------------------------------------------------
HEALTH CARE PRODUCTS & SERVICES -- 9.4%
AdvancePCS(a) ....................................     1,244,843   $ 65,553,432
Triad Hospitals, Inc.(a) .........................       449,200     14,944,884
Universal Health Services, Inc. - Class B ........     1,116,850     59,997,182
                                                                   ------------
                                                                    140,495,498
                                                                   ------------
INDUSTRIAL SERVICES -- 4.3%
DeVry, Inc.(a) ...................................     1,132,200     28,452,186
ITT Educational Services, Inc.(a) ................       760,700     35,730,079
                                                                   ------------
                                                                     64,182,265
                                                                   ------------
INDUSTRIAL SPECIALTY PRODUCTS -- 7.2%
AAR Corp.(a) .....................................       248,050      3,708,348
Charles River Laboratories International, Inc.(a)        556,400     19,101,211
DuPont Photomasks, Inc.(a) .......................       691,200     16,685,568
Fairchild Semiconductor Corp.(a) .................       724,000     18,078,280
JLG Industries, Inc. .............................       390,250      5,943,508
Perkin Elmer, Inc. ...............................       820,000     13,997,400
Precision Castparts Corp. ........................       338,300     15,362,203
Rogers Corp.(a) ..................................       164,800      7,270,976
Texas Instruments, Inc. ..........................       257,448      7,563,822
                                                                   ------------
                                                                    107,711,316
                                                                   ------------
INSURANCE -- 4.5%
Arthur J. Gallagher & Company ....................       682,400     22,171,176
Brown & Brown, Inc. ..............................       487,500     15,897,375
Hilb, Rogal & Hamilton Company ...................       900,000     28,863,000
                                                                   ------------
                                                                     66,931,551
                                                                   ------------
MEDICAL PRODUCTS & SERVICES -- 2.0%
AmerisourceBergen Corp ...........................        54,908      3,083,084
Cardinal Health, Inc. ............................        73,194      4,476,545
Owens & Minor, Inc. ..............................       285,250      6,249,828
Priority Healthcare Corp.(a) .....................       700,650     16,892,671
                                                                   ------------
                                                                     30,702,128
                                                                   ------------
OIL & GAS PRODUCERS -- 6.4%
Forest Oil Corp.(a) ..............................       683,300     19,521,881
Houston Exploration Company(a) ...................       548,800     20,042,176
Pogo Producing Company ...........................       531,300     25,661,790
Unocal Corp ......................................       819,550     30,184,027
                                                                   ------------
                                                                     95,409,874
                                                                   ------------
REAL ESTATE & CONSTRUCTION -- 0.7%
St. Joe Company (The) ............................       288,450     10,756,301
                                                                   ------------

REGIONAL BANKS & THRIFTS -- 10.1%
BankUnited Financial Corp. - Class A(a) ..........     1,088,700     28,077,573
Downey Financial Corp. ...........................       120,000      5,916,000
First Essex Bancorp, Inc .........................       396,050     23,026,347
FNB Corp. ........................................     1,070,466     37,948,021

WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003
================================================================================
                                                                      MARKET
COMMON STOCKS -- 94.4%(CONTINUED)                         SHARES       VALUE
--------------------------------------------------------------------------------
REGIONAL BANKS & THRIFTS -- 10.1% (Continued)
Harbor Florida Bancshares, Inc. ..................        97,278   $  2,890,129
People's Bank ....................................       317,500     10,350,500
Seacoast Financial Services Corp. ................       239,425      6,562,639
Sterling Financial Corp.(a) ......................       375,527     12,854,289
Taylor Capital Group, Inc ........................       491,000     13,075,330
The South Financial Group, Inc ...................       368,400     10,263,624
                                                                   ------------
                                                                    150,964,452
                                                                   ------------
SECURITY PRODUCTS & SERVICES -- 0.9%
Checkpoint Systems, Inc.(a) ......................       686,600     12,983,606
                                                                   ------------
TRANSPORTATION -- 3.8%
EGL Inc.(a) ......................................       498,000      8,744,880
Florida East Coast Industries, Inc. ..............       251,265      8,316,872
Landstar System, Inc.(a) .........................       451,268     17,166,235
Overnite Corp.(a) ................................     1,025,000     23,318,749
                                                                   ------------
                                                                     57,546,736
                                                                   ------------
OTHER -- 6.2%
iShares Russell 2000 Index Fund ..................       300,000     33,240,000
Other ............................................    60,000,264
                                                                   ------------
                                                                     93,240,264
                                                                   ------------

TOTAL COMMON STOCKS (Cost $1,024,010,981) ........               $1,414,645,571
                                                                 --------------

MONEY MARKETS -- 0.7%
First American Treasury (cost $10,537,745) .......    10,537,745   $ 10,537,745
                                                                 --------------

                                                                       MARKET
U.S. GOVERNMENT TREASURY OBLIGATIONS -- 4.7%           PAR VALUE       VALUE
--------------------------------------------------------------------------------
Treasury Bill, 0.917%, 1/8/04 ....................   $10,000,000   $  9,998,740
Treasury Bill, 0.927%, 3/4/04 ....................    30,000,000     29,956,080
Treasury Bill, 1.027%, 6/3/04 ....................    30,000,000     29,879,250
                                                                 --------------

TOTAL U.S. GOVERNMENT TREASURY OBLIGATIONS
(COST $69,821,501) ...............................               $   69,834,070
                                                                 --------------

TOTAL INVESTMENT SECURITIES -- 99.8%
(COST $1,104,370,227) ............................               $1,495,017,386

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.2% .....                    3,090,087
                                                                 --------------

NET ASSETS -- 100.0% .............................               $1,498,107,473
                                                                 ==============
(a) Non-income producing security.
See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE WESTPORT FUNDS
WESTPORT, CONNECTICUT

We have audited the accompanying statements of assets and liabilities of The Westport Funds, comprising respectively, the Westport Fund and Westport Select Cap Fund, including the portfolios of investments, as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Westport Funds as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2004

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

THE WESTPORT FUNDS

WESTPORT FUND                                  [Graphic]   The Westport Funds
WESTPORT SELECT CAP FUND
                                                           Annual Report
website: www.westportfunds.com                             December 31, 2003

SHAREHOLDER SERVICES                                       888-593-7878
888-593-7878
                                                           website:
INVESTMENT ADVISER                                         www.westportfunds.com
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
203-227-3601

BOARD OF TRUSTEES
Raymond J. Armstrong
Stephen E. Milman
Edmund H. Nicklin, Jr.
Ronald H. Oliver
D. Bruce Smith, II

TRANSFER AGENT
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

DISTRIBUTOR
IFS Fund Distributors, Inc.
221 East Fourth Street, Suite 300
Cincinnati, Ohio 45202

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

After considering each audit committee member's background and experience, the Board determined that no member of the registrant's audit committee qualifies for designation as an "audit committee financial expert," as that term has been defined by the Securities and Exchange Commission because no single audit committee member possessed all five attributes, acquired in the manner specified. The Board further concluded that, although none of the registrant's audit committee members qualify for designation as an audit committee financial expert, each audit committee member, and the audit committee as a whole, has sufficient financial expertise to adequately perform its duties pursuant to the registrant's audit committee charter.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees
     ----------

------------------------------------------------------------------------
         DECEMBER 31, 2003                    DECEMBER 31, 2002
------------------------------------------------------------------------
              $22,000                              $21,000
------------------------------------------------------------------------

Such fees represent the aggregate fees billed for the fiscal years ended December 31, 2003 and December 31, 2002 for professional services rendered by Tait, Weller & Baker for the audit of the Trust's annual financial statements.

(b)  Audit-Related Fees
     ------------------

------------------------------------------------------------------------
         DECEMBER 31, 2003                    DECEMBER 31, 2002
------------------------------------------------------------------------
               $4,000                                 $0
------------------------------------------------------------------------

For the fiscal year ended December 31, 2003, the Trust was billed the amount shown in the table above for Tait Weller & Baker's services in connection with its review of the unaudited semi-annual financial statements for the six months ended June 30, 2003.

The Trust was not billed any fees by Tait, Weller & Baker for the fiscal year ended December 31, 2002 for assurance and related services that were reasonably related to the performance of the audit of the Trust's financial statement and not otherwise included under "Audit Fees" above.

(c)  Tax Fees
     --------

------------------------------------------------------------------------
         DECEMBER 31, 2003                    DECEMBER 31, 2002
------------------------------------------------------------------------
               $3000                                $3,000
------------------------------------------------------------------------

"Tax fees" shown in the table above were for services provided by Tait, Weller & Baker in relation to the preparation of excise filings and income tax returns.

(d)  All Other Fees
     --------------

------------------------------------------------------------------------
         DECEMBER 31, 2003                    DECEMBER 31, 2002
------------------------------------------------------------------------
                 $0                                   $0
------------------------------------------------------------------------

The Trust was not billed any fees by Tait, Weller & Baker for products and services provided by Tait Weller & Baker, other than the services reported above in items (a) - (c), for the fiscal years ended December 31, 2003 and December 31, 2002.

(e)  Pre-Approval Policies and Procedures
     ------------------------------------

     (1) Pursuant to the Trust's Audit Committee Charter ("Charter"), the Audit Committee is directly responsible for the appointment, termination, compensation, and oversight of the work of any registered public accounting firm employed by the Trust. In addition, the Charter provides that the Audit Committee is responsible for reviewing and approving in advance any and all proposals under which the independent auditor would provide "permissible non-audit services" (as defined in the Charter) to the Trust or to the investment adviser to the Trust (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser to the Trust) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust if those permissible non-audit services relate directly to the operations and financial reporting of the Trust. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor's independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve audit and permissible non-audit services to be provided to the Trust. Any pre-approval determination of a delegate shall be presented to the full Audit Committee at its next meeting. Since the adoption of the current Charter, the Audit Committee has delegated such authority to its Chairman.

     (2)  0%

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Tait Weller & Baker for services rendered to the Trust for the fiscal years ended December 31, 2003 and December 31, 2002 was $3,000 and $3,000, respectively. Tait Weller & Baker did not bill for or render services to (i) the Trust's investment adviser, or (ii) and any entity controlling, controlled by, or under common control with the Trust's investment adviser that provides ongoing services to the Trust for the fiscal years ended December 31, 2003 and December 31, 2002.

(h) Not applicable. Tait Weller & Baker did not render services to (i) the Trust's investment adviser, or (ii) and any entity controlling, controlled by, or under common control with the

Trust's investment adviser that provides ongoing services to the Trust for the fiscal years ended December 31, 2003 and December 31, 2002.

ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES.

Not applicable.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUNDS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(a)(1) Code of Ethics identified in Item 2 of Form N-CSR are filed herewith.

(a)(2) Certifications required by Item 10(a) of Form N-CSR are filed herewith.

(b)    Certifications required by Item 10(b) of Form N-CSR are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      The Westport Funds

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
-------------------------------
Edmund H. Nicklin, Jr.
President

Date:  June 15, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
-------------------------------
Edmund H. Nicklin, Jr.
President

Date:  June 15, 2004


By (Signature and Title)

/s/ Terry A. Wettergreen
-------------------------------
Terry A. Wettergreen
Treasurer and Chief Financial Officer

Date:  June 15, 2004